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                                                                     EXHIBIT F-2

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        COMPANY                          BENEFICIARY               AMOUNT                      PURPOSE              ACCOUNT CHARGED
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
CenterPoint Energy, Inc.       Sitrick and Company, Inc.         $  61,982              Public relations           Operating Expense
                                                                                        consulting regarding
                                                                                        financial restructuring
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                               9 Chambers of Commerce (various   $  67,000              Economic development       Operating Expense
                               locations)
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                               Texans for Lawsuit Reform            10,000              Economic development       Operating Expense
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                               INROADS/Houston                      19,000              Economic development       Operating Expense
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                               Junior Achievement                   11,500              Economic development       Operating Expense
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                               32 organizations                     83,500              Economic development and   Operating Expense
                                                                                        Community relations
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                               Association of Electric             768,559              Legislative advocacy       Operating Expense
                               Companies of Texas
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                               Greater Houston Partnership          50,000              Economic development       Operating Expense
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                               National Minority Supplier           11,500              Supplier development       Operating Expense
                               Council
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                               Texas Taxpayers and Research         25,000              Legislative analysis       Operating Expense
                               Foundation
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                               Southeast Texas Damage               10,000              Economic development       Operating Expense
                               Prevention
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                               10 organizations                     24,175              Economic development       Operating Expense
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

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CenterPoint Energy Houston     54 organizations, various            71,223              Economic development       Operating Expense
Electric, LLC                  locations
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                               Edison Electric Institute           549,517              Industry representation    Operating Expense
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                               Acres Homes Research Complex         50,000              Community development      Operating Expense
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Texas Genco, LP                Houston Business Roundtable          11,000              Economic development       Operating Expense
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CenterPoint Energy Resources
Corp.
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Arkla Division                 American Gas Assn                   100,000              Industry representation    Operating Expense
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                               38 Chambers of Commerce              75,531              Economic development       Operating Expense
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                               Shreveport Economic Development      35,000              Economic development       Operating Expense
                               Foundation
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                               19 Organizations                     36,626              Economic development       Operating Expense
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Entex Division                 American Gas Assn                   180,000              Industry representation    Operating Expense
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                               Southern Gas Assn                    48,600              Industry representation    Operating Expense
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                               32 Chambers of commerce,             27,359              Economic development       Operating Expense
                               various locations
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

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Minnegasco Division            American Gas Assn                   116,000              Industry Representation    Operating Expense
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                               Chambers of Commerce, various        60,000              Economic development       Operating Expense
                               locations
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                               Dunwoody Institute                   30,000              Economic development       Operating Expense
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                               Greater Minneapolis Housing          15,000              Economic development       Operating Expense
                               Corp.
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                               Minneapolis Foundation               10,000              Economic development       Operating Expense
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                               Minnesota Environmental              30,000              Industry development and   Operating Expense
                               Institute                                                economic development
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                               Salvation Army Heat Share Fuel       72,000              Low income customer        Operating Expense
                               Fund                                                     protection
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                               19 organizations                    103,635                                         Operating Expense
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